Exhibit 99.1

VOTING AGREEMENT

VOTING AGREEMENT, dated as of June 24, 2013 (this “Agreement”), by and among Tenet Healthcare Corporation, a Nevada corporation (“Parent”), and the stockholders of the Company listed on Schedule A hereto (each, a “Stockholder” and collectively, the “Stockholders”).

W I T N E S S E T H:

WHEREAS, Parent, Orange Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Vanguard Health Systems, Inc., a Delaware corporation (the “Company”), are concurrently herewith entering into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, at the effective time under the Merger Agreement (the “Effective Time”), Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of Parent (the “Merger”);

WHEREAS, each Stockholder is the record and beneficial owner of at least the number of Shares set forth on Schedule A hereto (each such Stockholder’s pro rata portion of the number of Shares that in the aggregate represents 40% of the issued and outstanding Shares as of the date hereof, the “Covered Shares”); and

WHEREAS, as a condition and material inducement to Parent’s willingness to enter into the Merger Agreement and to consummate the transactions contemplated thereby, including the Merger, each Stockholder has agreed to enter into this Agreement, pursuant to which such Stockholder is agreeing, among other things, to vote all of its Covered Shares in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

GENERAL

Section 1.1 Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

(a) “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The terms “Beneficially Own”, “Beneficially Owned” and “Beneficial Owner” shall each have a correlative meaning.

(b) “Encumbrance” means any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement), excluding restrictions under securities laws.

(c) “Expiration Date” means any date upon which the Merger Agreement is terminated in accordance with its terms.

(d) “Permitted Transfer” means a Transfer of Covered Shares by a Stockholder to an Affiliate of such Stockholder, provided that, (i) such Affiliate shall remain an Affiliate of such Stockholder at all times following such Transfer, (ii) prior to the effectiveness of such Transfer, such transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of such Stockholder’s obligations hereunder in respect of the Covered Shares subject to such Transfer and to be bound by the terms of this Agreement, with respect to the Covered Shares subject to such Transfer, to the same extent as such Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of the Covered Shares transferred as such Stockholder shall have made hereunder.

(e) “Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).

ARTICLE II

VOTING

Section 2.1 Agreement to Vote.

(a) Each of the Stockholders hereby agrees that, immediately following the execution and delivery of this Agreement and the Merger Agreement, such Stockholders will execute and deliver to the Company a written consent in the form attached as Exhibit D to the Merger Agreement (a “Stockholder Consent”). The Stockholder Consent shall be irrevocable, except as provided in Section 5.1, below.

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(b) In addition, each of the Stockholders hereby irrevocably and unconditionally agrees that during the period beginning on the date hereof and ending on the earliest of (x) the Closing Date, (y) the Expiration Date or (z) the termination of this Agreement in accordance with its terms, at any meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Stockholders shall, in each case, to the fullest extent that such matters are submitted for the vote or written consent of the Stockholders and that the Covered Shares are entitled to vote thereon or consent thereto:

(i) appear at each such meeting or otherwise cause the Covered Shares as to which the Stockholders control the right to vote to be counted as present thereat for purposes of calculating a quorum; and

(ii) vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the Covered Shares as to which the Stockholders control the right to vote (A) in favor of the adoption of the Merger Agreement and any related proposal in furtherance thereof, as reasonably requested by Parent, submitted for the vote or written consent of stockholders, including, without limiting any of the foregoing obligations, in favor of any proposal to adjourn or postpone to a later date any meeting of the stockholders of the Company at which any of the foregoing matters are submitted for consideration and vote of the stockholders of the Company if there are not sufficient votes for approval of such matters on the date on which the meeting is held, (B) against any action or agreement submitted for the vote or written consent of stockholders that the Stockholders know or reasonably suspect is in opposition to the Merger or that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholders contained in this Agreement, and (C) against any Acquisition Proposal and against any other action, agreement or transaction submitted for the vote or written consent of stockholders that the Stockholders know or reasonably suspect would impede, interfere with, delay, postpone, discourage, frustrate the purposes of, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by the Company of its obligations under the Merger Agreement or by the Stockholders of their obligations under this Agreement.

(c) Any vote required to be cast or consent required to be executed pursuant to this Section 2.1 shall be cast (or consent shall be given) by the Stockholders in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining whether a quorum is present.

(d) The obligations of the Stockholders specified in Section 2.1(a) and Section 2.1(b) shall apply whether or not the Merger or any action described above is recommended by the Company Board (or any committee thereof).

(e) Nothing in this Agreement, including this Section 2.1, shall limit or restrict any affiliate or designee of the Stockholder who serves as a member of the Company Board in acting in his or her capacity as a director of the Company and exercising his or her fiduciary duties and responsibilities, it being understood that this Agreement shall apply to the Stockholders solely in their capacity as stockholders of the Company and shall not apply to any such affiliate or designee’s actions, judgments or decisions as a director of the Company.

(f) Notwithstanding anything to the contrary herein in the event that a vote of the stockholders of the Company is required in order to effect an amendment to the Merger Agreement that (A) reduces the amount, changes the form, or imposes any material restrictions or additional conditions on the receipt, of consideration payable in respect of each Share in the Merger or (B) is otherwise adverse to the holders of Shares in such capacity (each such

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amendment, an “Adverse Amendment”), the provisions of this Agreement, including this Section 2.1, will not apply with respect to the Stockholders’ vote of the Covered Shares with respect to such vote to amend the Merger Agreement.

Section 2.2 No Inconsistent Agreements. Each of the Stockholders hereby covenants and agrees that, except for this Agreement and the Stockholder Consent and except as may be permitted by Section 4.3(b), it (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares with respect to any of the matters described in Section 2.1(b)(ii) (the “Section 2.1(b) Matters”), (b) has not granted, and shall not grant at any time while this Agreement remains in effect (except to the extent permitted by Section 2.1(c)), a proxy, consent or power of attorney with respect to the Covered Shares with respect to any of the Section 2.1(b) Matters and (c) has not taken and while this Agreement remains in effect shall not take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing any of its obligations under this Agreement. Each of the Stockholders hereby represents that all proxies or powers of attorney given by such Stockholders prior to the execution of this Agreement in respect of the voting of each such Stockholder’s Covered Shares with respect to the Section 2.1(b) Matters, if any, are not irrevocable and each Stockholder hereby revokes (and shall cause to be revoked) any and all previous proxies or powers of attorney with respect to each such Stockholder’s Covered Shares with respect to the Section 2.1(b) Matters.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Stockholders. Each Stockholder, as to itself only, hereby represents and warrants to Parent as follows:

(a) Authorization. The Stockholder has the legal capacity, full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Stockholder of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by the Stockholder and no other actions or proceedings on the part of the Stockholder or any manager or partner thereof are necessary to authorize the execution and delivery by it of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against it in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

(b) Ownership. The Covered Shares owned by the Stockholder are as of the date hereof, and will be through the Closing Date, Beneficially Owned and owned of record by the Stockholder, free and clear of any Encumbrances. The Stockholder has and will have at all

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times through the Closing Date the voting power to control the vote and consent as contemplated herein, the power of disposition, the power to issue instructions with respect to the matters set forth in Article II, and the power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Stockholder’s Covered Shares.

(c) No Violation. The execution, delivery and performance of this Agreement by the Stockholder does not and will not (whether with or without notice or lapse of time, or both) (i) violate any provision of the certificate of formation or other comparable governing documents, as applicable, of the Stockholder, (ii) violate, conflict with or result in the breach of any of the terms or conditions of, result in any (or the right to make any) modification of or the cancellation or loss of a benefit under, require any notice, consent or action under, or otherwise give any Person the right to terminate, accelerate obligations under or receive payment or additional rights under, or constitute a default under, any Contract to which the Stockholder is a party or by which it is bound or (iii) violate any Law applicable to the Stockholder or by which any of the Stockholder’s assets or properties is bound, except for any of the foregoing as would not, either individually or in the aggregate, impair in any material respect the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(d) Consents and Approvals. The execution and delivery of this Agreement by the Stockholder does not, and the performance by each Stockholder of its obligations under this Agreement and the consummation by it of the transactions contemplated hereby will not, require such Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity, other than the filings of any reports with the SEC and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings and notifications, would not, either individually or in the aggregate, prevent or materially delay the performance by the Stockholder of any of its obligations hereunder.

(e) Absence of Litigation. As of the date hereof, there is no Action pending or, to the knowledge of the Stockholder, threatened against or affecting the Stockholder before or by any Governmental Entity that would reasonably be expected to impair in any material respect the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(f) Finder’s Fees. Except as disclosed pursuant to the Merger Agreement, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Merger Sub or the Company in respect of this Agreement based upon any arrangement or agreement made by or at the direction of the Stockholder.

(g) Reliance by Parent and Merger Sub. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations and warranties of the Stockholder contained herein. Such Stockholder understands and acknowledges that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

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Section 3.2 Representations and Warranties of Parent.

(a) Authorization. Parent has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by Parent and no other actions or proceedings on the part of Parent are necessary to authorize the execution and delivery by it of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

(b) No Beneficial Ownership. Parent hereby represents and warrants to the Stockholders that nothing contained in this Agreement has caused or shall cause Parent to acquire Beneficial Ownership of the Covered Shares.

ARTICLE IV

OTHER COVENANTS

Section 4.1 Prohibition on Transfers, Other Actions. During the term of this Agreement, each Stockholder hereby agrees not to (i) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest therein (including by tendering into a tender or exchange offer), unless such Transfer is a Permitted Transfer, (ii) subject to Section 4.3(b) below, enter into any agreement, arrangement or understanding with any Person (other than Parent or Merger Sub), or knowingly take any other action, that violates or conflicts with the Stockholder’s representations, warranties, covenants and obligations under this Agreement, or (iii) knowingly take any action that could restrict or otherwise affect the Stockholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement. Any Transfer in violation of this provision shall be void ab initio.

Section 4.2 Stock Dividends, etc. In the event of a stock split, stock dividend or distribution, or any change in the Shares by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the term “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

Section 4.3 No Solicitation.

(a) Except as set forth in this Section 4.3, each Stockholder hereby agrees that it shall, and shall direct its Representatives to, immediately cease and cause to be terminated all existing discussions and negotiations with any Person conducted heretofore with respect to any Acquisition Proposal. During the term of this Agreement and except as permitted by

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Section 4.3(b), each Stockholder agrees that it shall not, and it shall not authorize any of its Representatives to, directly or indirectly, (i) solicit, initiate, endorse, encourage or facilitate any inquiry, proposal or offer with respect to, or the making or completion of, any Acquisition Proposal, or any inquiry, proposal or offer that is reasonably likely to lead to any Acquisition Proposal, (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information or data with respect to, or otherwise cooperate in any way with, any Acquisition Proposal, (iii) enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract relating to an Acquisition Proposal or any proposal or offer that is intended to lead to an Acquisition Proposal or that requires the Company to abandon the Merger Agreement, (iv) make or participate in, directly or indirectly, a “solicitation” of “proxies” (as such terms are used in the rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any Shares in connection with any vote or other action on any of the Section 2.1(b) Matters, other than to recommend that stockholders of the Company vote in favor of the adoption of the Merger Agreement and as otherwise expressly provided in this Agreement or to otherwise vote or consent with respect to Covered Shares in a manner that would not violate Section 2.1, or (v) agree to do any of the foregoing.

(b) Notwithstanding anything to the contrary in this Agreement, solely to the extent the Company is permitted to take the actions set forth in Section 5.4 of the Merger Agreement with respect to an Acquisition Proposal and such Stockholder has not breached this Section 4.3, each Stockholder and its Representatives will be free to participate in any discussions or negotiations regarding such Acquisition Proposal (including, without limitation, any related stockholders’ consent or voting agreement) with the Person making such Acquisition Proposal and to otherwise take action to the extent the Company may take such action, provided that such action by such Stockholder and its Representatives would be permitted to be taken by the Company pursuant to Section 5.4 of the Merger Agreement.

(c) For purposes of this Section 4.3, the Company will be deemed not to be a Representative of any Stockholder, and any officer, director, employee, agent or advisor of the Company (in each case, solely in their capacities as such) will be deemed not to be a Representative of any such Stockholder. For the avoidance of doubt, nothing in this Section 4.3 shall affect in any way the obligations of any Person (including the Company) under Section 5.4 of the Merger Agreement.

Section 4.4 Notice of Acquisitions; Proposals Regarding Prohibited Transactions. Each Stockholder hereby agrees to notify Parent in writing (a) as promptly as practicable (and in any event within 24 hours following such acquisition by the Stockholder) of the number of any additional Shares or other securities of the Company of which the Stockholder acquires Beneficial Ownership on or after the date hereof and (b) within 24 hours after receipt of any Acquisition Proposal, and shall disclose the material terms of such Acquisition Proposal. For the avoidance of doubt, in the event that a third party contacts a Stockholder or a Representative of the Stockholder regarding a potential Acquisition Proposal, the Stockholder shall not be in breach of this Agreement in any respect to the extent such Stockholder or its Representative responds to such third party that it is bound by the terms of this Agreement and is unable to discuss or respond to such matters without first complying with the procedures set forth herein with respect to any such discussions, provided that such Stockholder provides written notice of such communication to Parent promptly following such communication.

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Section 4.5 Waiver of Appraisal Rights. Each Stockholder agrees not to exercise any rights of appraisal or any dissenters’ rights (including under Section 262 of the DGCL) that the Stockholder may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the Merger.

Section 4.6 Disclosure. Subject to reasonable prior notice and approval (not to be unreasonably withheld, conditioned or delayed) of the Stockholders, each Stockholder hereby authorizes the Company and Parent to publish and disclose in any announcement or disclosure required by the SEC and in the Information Statement the Stockholder’s identity and ownership of such Stockholder’s Covered Shares and the nature of the Stockholder’s obligations under this Agreement.

ARTICLE V

MISCELLANEOUS

Section 5.1 Termination. This Agreement shall remain in effect until the earliest to occur of (i) the Expiration Date, (ii) the Closing Date, (iii) the delivery of written notice of termination by the Stockholder to Parent, to the extent permitted under applicable Law, following any Fundamental Amendment effected without the prior consent of the Stockholder and (iv) the delivery of written notice by Parent to the Stockholders of termination of this Agreement, and upon the occurrence of the earliest of such events this Agreement shall terminate and be of no further force and effect; provided, however, that the provisions of this Section 5.1, Section 5.2 and Sections 5.4 through 5.13 shall survive any termination of this Agreement. Nothing in this Section 5.1 and no termination of this Agreement shall relieve or otherwise limit any party of liability for any prior willful and material breach of this Agreement. For the avoidance of doubt, in the event the Merger Agreement is terminated prior to the Effective Time, this Agreement and any consent executed pursuant hereto shall be deemed null and void and shall have no further force or effect. “Fundamental Amendment” means the execution by the Company, Parent and Merger Sub of a written amendment to, or written waiver by the Company, Parent and Merger Sub of any provision of, the Merger Agreement that results in an Adverse Amendment. Notwithstanding anything to the contrary set forth herein, in the event that the Termination Fee is paid to the Parent pursuant to the Merger Agreement, payment of the Termination Fee shall be the sole and exclusive remedy of Parent against the Stockholders and each of their respective former, current and future Affiliates, and each of their respective directors, officers, employees, stockholders, controlling persons or Representatives for any breach of this Agreement; provided that nothing herein shall alter the rights and obligations of, or remedies available to, any party to the Merger Agreement pursuant to the terms thereof; provided further that prior to the payment of the Termination Fee, Parent shall be entitled to all rights hereunder, including as set forth in Section 5.9.

Section 5.2 Stop Transfer Order. In furtherance of this Agreement, each Stockholder hereby authorizes and instructs the Company to instruct its transfer agent to enter a stop transfer order with respect to all of the Covered Shares held of record by such Stockholder and (i) if this Agreement is terminated in accordance with Section 5.1, then, promptly following the

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termination of this Agreement, or (ii) immediately following the Closing (and in any event within such time as would not delay receipt by the Stockholder of the Merger Consideration), to cause any stop transfer instructions imposed pursuant to this Section 5.2 to be lifted.

Section 5.3 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership (whether beneficial ownership or otherwise) of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Stockholder, and Parent shall have no authority to direct the Stockholders in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

Section 5.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or e-mail, upon written confirmation of receipt by facsimile, e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a) if to Parent to:

     Tenet Healthcare Corporation

     1445 Ross Avenue, Suite 1400

     Dallas, Texas 75202

     Attention: Audrey Andrews

     Facsimile: (469) 893-7147

     E-mail: audrey.andrews@tenethealth.com

     with a copy (which shall not constitute notice) to:

     Gibson, Dunn & Crutcher LLP

     200 Park Avenue

     New York, NY 10166-0193

     Attention:      Dennis J. Friedman

                            Barbara L. Becker

     Facsimile:     (212) 351-4035

     E-mail:          dfriedman@gibsondunn.com

                            bbecker@gibsondunn.com

(b) if to a Stockholder, to the address set forth opposite such Stockholder’s name in Schedule A hereto.

Section 5.5 Interpretation. When a reference is made in this Agreement to a Section, Article, Exhibit or Schedule such reference shall be to a Section, Article, Exhibit or Schedule of

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this Agreement unless otherwise indicated. The headings contained in this Agreement or in any Exhibit or Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified.

Section 5.6 Counterparts; Facsimile or .pdf Signatures. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

Section 5.7 Entire Agreement. This Agreement and, to the extent referenced herein, the Merger Agreement and the Stockholder Consent, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.

Section 5.8 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

(b) Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce

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any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.9 Specific Performance. The parties hereby acknowledge and agree that they would suffer irreparable damage in the event that any of the obligations in this Agreement are not performed in accordance with its specific terms or if the Agreement was otherwise breached and that money damages, even if available, would not be an adequate remedy therefor. Accordingly, the parties agree that they shall be entitled to specific performance, an injunction, restraining order and/or such other equitable relief, in addition to any other rights and remedies existing at law or in equity, as a court of competent jurisdiction may deem necessary or appropriate to enforce the rights and obligations of the parties hereunder (without posting of bond or other security). These injunctive remedies are cumulative and in addition to any other rights and remedies the parties may have at law or in equity.

Section 5.10 Amendment; Waiver. This Agreement may be amended, modified or supplemented by a writing executed by each of the parties hereto. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.

Section 5.11 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 5.12 Assignment; Successors; No Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned

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or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement, except that the Company shall be an express third party beneficiary of Section 4.6.

Section 5.13 Stockholder Capacity. The restrictions and covenants of each Stockholder hereunder shall not be binding, and shall have no effect, in any way with respect to any director or officer of the Company or any of its Subsidiaries in such Person’s capacity as such a director or officer, nor shall any action taken by any such director or officer in his or her capacity as such be deemed a breach by a Stockholder of this Agreement.

Section 5.14 Several Liability. Parent acknowledges that the obligations of each Stockholder under this Agreement shall be several (and not joint) and no Stockholder shall be responsible in any way for the actions or omissions of the others.

Section 5.15 No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no former, current or future equity holders, controlling persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith.

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12

IN WITNESS WHEREOF, Parent and the Stockholders have caused to be executed or executed this Agreement as of the date first written above.

TENET HEALTHCARE CORPORATION

By:	/s/ Trevor Fetter
Name:	Trevor Fetter
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO VOTING AGREEMENT

BLACKSTONE GROUP

BLACKSTONE FCH CAPITAL PARTNERS IV L.P.

By:	Blackstone Management Associates IV L.L.C.,
its General Partner

	By:	/s/ Neil Simpkins
	Name:	Neil Simpkins
	Title:	Senior Managing Director

BLACKSTONE HEALTH COMMITMENT PARTNERS L.P.

By:	Blackstone Management Associates IV L.L.C.,
its General Partner

	By:	/s/ Neil Simpkins
	Name:	Neil Simpkins
	Title:	Senior Managing Director

BLACKSTONE CAPITAL PARTNERS IV-A L.P.

By:	Blackstone Management Associates IV L.L.C.,
its General Partner

	By:	/s/ Neil Simpkins
	Name:	Neil Simpkins
	Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A L.P.

By:	BCP IV Side-by-Side GP L.L.C.,
its General Partner

	By:	/s/ Neil Simpkins
	Name:	Neil Simpkins
	Title:	Senior Managing Director

BLACKSTONE FCH CAPITAL PARTNERS IV-A L.P.

By:	Blackstone Management Associates IV L.L.C.,
its General Partner

	By:	/s/ Neil Simpkins
	Name:	Neil Simpkins
	Title:	Senior Managing Director

SIGNATURE PAGE TO VOTING AGREEMENT

BLACKSTONE FCH CAPITAL PARTNERS IV-B L.P.

By:	Blackstone Management Associates IV L.L.C.,
its General Partner

	By:	/s/ Neil Simpkins
	Name:	Neil Simpkins
	Title:	Senior Managing Director

BLACKSTONE HEALTH COMMITMENT PARTNERS-A L.P.

By:	Blackstone Management Associates IV L.L.C.,
its General Partner

	By:	/s/ Neil Simpkins
	Name:	Neil Simpkins
	Title:	Senior Managing Director

SIGNATURE PAGE TO VOTING AGREEMENT

STOCKHOLDERS:

MSCP GROUP

MORGAN STANLEY CAPITAL PARTNERS III, L.P.
MORGAN STANLEY CAPITAL INVESTORS, L.P.
MSCP III 892 INVESTORS, L.P.

By:	MSCP III, LLC,
as General Partner of each of the limited partnerships named above

By:	Metalmark Subadvisor LLC,
as Attorney-in-Fact

By:	/s/ M. Fazle Husain
	Name:	M. Fazle Husain
	Title:	Managing Director

MORGAN STANLEY DEAN WITTER CAPITAL
PARTNERS IV, L.P.
MORGAN STANLEY DEAN WITTER CAPITAL
INVESTORS IV, L.P.
MSDW IV 892 INVESTORS, L.P.

By:	MSDW Capital Partners IV, LLC,
as General Partner of each of the limited partnerships named above

By:	Metalmark Subadvisor LLC,
as Attorney-in-Fact

By:	/s/ M. Fazle Husain
	Name:	M. Fazle Husain
	Title:	Managing Director

SIGNATURE PAGE TO VOTING AGREEMENT

MANAGEMENT GROUP

/s/ Charles N. Martin, Jr.
Charles N. Martin, Jr.

SIGNATURE PAGE TO VOTING AGREEMENT

/s/ Keith B. Pitts
Keith B. Pitts

SIGNATURE PAGE TO VOTING AGREEMENT

/s/ Phillip W. Roe
Phillip W. Roe

SIGNATURE PAGE TO VOTING AGREEMENT

/s/ James H. Spalding
James H. Spalding

SIGNATURE PAGE TO VOTING AGREEMENT

CHARLES N. MARTIN, JR. 2013 IRREVOCABLE GRANTOR RETAINED ANNUITY TRUST

/s/ Charles N. Martin, Jr.
Name:	Charles N. Martin, Jr.
Title:	Trustee

SIGNATURE PAGE TO VOTING AGREEMENT

CHARLES N. MARTIN, JR. 2012 IRREVOCABLE GRANTOR RETAINED ANNUITY TRUST

/s/ Charles N. Martin, Jr.
Name:	Charles N. Martin, Jr.
Title:	Trustee

SIGNATURE PAGE TO VOTING AGREEMENT

MARTIN CHILDREN’S IRREVOCABLE TRUST

/s/ Leslie B. Wilkinson, Jr.
Name:	Leslie B. Wilkinson, Jr.
Title:	Trustee

SIGNATURE PAGE TO VOTING AGREEMENT

2012 MARTIN CHILDREN’S IRREVOCABLE TRUST

/s/ Leslie B. Wilkinson, Jr.
Name:	Leslie B. Wilkinson, Jr.
Title:	Trustee

SIGNATURE PAGE TO VOTING AGREEMENT

SCHEDULE A1

Stockholder	Address	Shares
BLACKSTONE FCH CAPITAL PARTNERS IV L.P.	c/o The Blackstone Group L.P. 345 Park Avenue, 43rd Floor New York, New York 10154 Attention: Neil Simpkins Fax: (212) 583-5257	20,585,466
BLACKSTONE HEALTH COMMITMENT PARTNERS L.P.	c/o The Blackstone Group L.P. 345 Park Avenue, 43rd Floor New York, New York 10154 Attention: Neil Simpkins Fax: (212) 583-5257	3,601,578
BLACKSTONE CAPITAL PARTNERS IV – A L.P.	c/o The Blackstone Group L.P. 345 Park Avenue, 43rd Floor New York, New York 10154 Attention: Neil Simpkins Fax: (212) 583-5257	385,659
BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV – A L.P.	c/o The Blackstone Group L.P. 345 Park Avenue, 43rd Floor New York, New York 10154 Attention: Neil Simpkins Fax: (212) 583-5257	1,248,232
BLACKSTONE FCH CAPITAL PARTNERS IV-A L.P.	c/o The Blackstone Group L.P. 345 Park Avenue, 43rd Floor New York, New York 10154 Attention: Neil Simpkins Fax: (212) 583-5257	1,290,366
BLACKSTONE FCH CAPITAL PARTNERS IV-B L.P.	c/o The Blackstone Group L.P. 345 Park Avenue, 43rd Floor New York, New York 10154 Attention: Neil Simpkins Fax: (212) 583-5257	1,487,725
BLACKSTONE HEALTH COMMITMENT PARTNERS-A L.P.	c/o The Blackstone Group L.P. 345 Park Avenue, 43rd Floor New York, New York 10154 Attention: Neil Simpkins Fax: (212) 583-5257	782,538
MORGAN STANLEY CAPITAL PARTNERS III, L.P.	Metalmark Capital LLC 1177 Avenue of the Americas New York, NY 10036 Attention: M. Fazle Husain Fax: (212) 823-1970	664,170
MORGAN STANLEY CAPITAL INVESTORS, L.P.	Metalmark Capital LLC 1177 Avenue of the Americas New York, NY 10036 Attention: M. Fazle Husain Fax: (212) 823-1970	18,603

[1]

The ownership of Covered Shares by each Stockholder described in this Schedule A only includes issued and outstanding Shares held by such Stockholder as of the date hereof and does not include any other securities of the Company (including, without limitation, any Company Stock Options, Company RSUs or Company PSUs)

MSCP III 892 INVESTORS, L.P.	Metalmark Capital LLC 1177 Avenue of the Americas New York, NY 10036 Attention: M. Fazle Husain Fax: (212) 823-1970	68,011
MORGAN STANLEY DEAN WITTER CAPITAL PARTNERS IV, L.P.	Metalmark Capital LLC 1177 Avenue of the Americas New York, NY 10036 Attention: M. Fazle Husain Fax: (212) 823-1970	6,240,605
MORGAN STANLEY DEAN WITTER CAPITAL INVESTORS IV, L.P.	Metalmark Capital LLC 1177 Avenue of the Americas New York, NY 10036 Attention: M. Fazle Husain Fax: (212) 823-1970	174,095
MSDW IV 892 INVESTORS, L.P	Metalmark Capital LLC 1177 Avenue of the Americas New York, NY 10036 Attention: M. Fazle Husain Fax: (212) 823-1970	542,350
CHARLES N. MARTIN, JR.	20 Burton Hills Boulevard Nashville, Tennessee 37215 Attention: General Counsel Fax: (615) 665-6197	2,458,089
CHARLES N. MARTIN, JR. 2013 IRREVOCABLE GRANTOR RETAINED ANNUITY TRUST	20 Burton Hills Boulevard Nashville, Tennessee 37215 Attention: General Counsel Fax: (615) 665-6197	109,012
CHARLES N. MARTIN JR. 2012 IRREVOCABLE GRANTOR RETAINED ANNUITY TRUST	20 Burton Hills Boulevard Nashville, Tennessee 37215 Attention: General Counsel Fax: (615) 665-6197	108,351
MARTIN CHILDREN’S IRREVOCABLE TRUST	20 Burton Hills Boulevard Nashville, Tennessee 37215 Attention: General Counsel Fax: (615) 665-6197	79,091
2012 MARTIN CHILDREN’S IRREVOCABLE TRUST	20 Burton Hills Boulevard Nashville, Tennessee 37215 Attention: General Counsel Fax: (615) 665-6197	793,900
KEITH B. PITTS	20 Burton Hills Boulevard Nashville, Tennessee 37215 Attention: General Counsel Fax: (615) 665-6197	1,326,149
PHILLIP W. ROE	20 Burton Hills Boulevard Nashville, Tennessee 37215 Attention: General Counsel Fax: (615) 665-6197	456,820
JAMES H. SPALDING	20 Burton Hills Boulevard Nashville, Tennessee 37215 Attention: General Counsel Fax: (615) 665-6197	181,835